Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

12. Commitments and Contingencies

Legal Proceedings

From time to time, the Company may be a party to litigation or arbitration or subject to claims incident to the ordinary course of business. Regardless of the outcome, litigation and arbitration are subject to inherent uncertainties and could adversely impact the Company’s reputation, operations, and its operating results or overall financial condition. As of December 31, 2022, except as set forth below, there were no pending material legal proceedings to which the Company was a party or to which any of its property was subject, and the Company did not have contingency reserves established for any liabilities as of December 31, 2022 and December 31, 2021. When appropriate in management’s estimation, the Company will record adequate reserves in its financial statements for pending litigation or arbitration.

In June 2020, the Company entered into a dedicated manufacturing and commercial supply agreement (the “Manufacturing Agreement”) with Brammer Bio MA, LLC (“Brammer”) pursuant to which Brammer was obligated to reserve certain amounts of manufacturing capacity in its manufacturing facility to supply the Company with its product candidate FLT180a for the treatment of hemophilia B. As consideration for the reserved manufacturing capacity, the Company was required to pay Brammer an annual capacity access fee of $10.0 million, subject to inflationary annual increases, excluding any purchase commitment or other fees.

The Company committed to an annual minimum purchase commitment equivalent to $6.0 million throughout the term of the Manufacturing Agreement. The term of the Manufacturing Agreement was effective as of June 30, 2020 and was to continue until December 31, 2027.

On July 15, 2022, the Company sent notice in writing to Brammer that it was terminating, as of July 31, 2022, the Manufacturing Agreement as a result of alleged material breaches by Brammer of the Manufacturing Agreement and related agreements. On August 17, 2022, Brammer responded with a letter to terminate the Manufacturing Agreement effective immediately for the Company's alleged material breach of the Manufacturing Agreement and related agreements.

On October 3, 2022, the Company filed a demand for arbitration before the American Arbitration Association (the “AAA”) in New York against Brammer pursuant to the Manufacturing Agreement. The demand seeks damages for Brammer’s alleged breaches of its obligations to the Company, as communicated in the Company’s July 15, 2022 termination notice to Brammer and also seeks a declaratory judgment that Brammer materially breached the Manufacturing Agreement and related agreements and that, as a result of those material breaches, the Company had the right to terminate the Manufacturing Agreement. On December 5, 2022, Brammer filed an answer to the Company’s demand for arbitration and a counterclaim against the Company. The counterclaim seeks significant damages for the Company’s alleged repudiation and breach of its obligations to Brammer, as communicated in Brammer’s August 17, 2022 letter to the Company. It also seeks a declaratory judgment that the Company’s alleged repudiation and purported termination constituted a material breach of the Manufacturing Agreement and that Brammer is entitled to damages and any other relief set forth in the Manufacturing Agreement or deemed just by the AAA. The final hearing in this matter has been scheduled for November 6 to 9, 2023.

There can be no assurance that the outcome of such dispute will be successful, and an adverse determination could have a material adverse effect on the Company's results of operations and financial condition. However, the Company is confident in the merits of its claims against Brammer and intends to prosecute this action vigorously.

As a result of the mutual termination of the Manufacturing Agreement, the Company has derecognized the associated operating lease assets and liabilities (see "Operating Lease Agreements" below) and no longer recognizes the annual minimum purchase commitment as a contractual obligation. No loss contingencies have been recorded by the Company in relation to the dispute because the Company cannot reasonably estimate the potential outcome or amount of potential loss at this time.

Operating Lease Agreements

In August 2022, in connection with the termination of the Manufacturing Agreement, the Company deemed terminated the operating lease in connection with the dedicated capacity at the Brammer facility. The Company derecognized the related right-of-use asset of approximately $35.6 million and accordingly the operating lease liabilities of $40.3 million, resulting in a gain of $5.3 million, which was included in other income (expense), net on the consolidated statements of operations for the year ended December 31, 2022.

The following table summarizes the Company’s costs included in the statements of operations related to right-of-use lease assets entered into through December 31, 2022 (in thousands):

Lease Cost	For the Year Ended December 31, 2022
Operating lease cost
Research and development	$11,558
General and administrative	608
Short-term lease cost	276
Sublease income	(246)
Total lease cost	$12,196

Other Information	For the Year Ended December 31, 2022
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from operating leases	$10,475
Right-of-use assets obtained in exchange for new operating lease liabilities	$2,526
Weighted-average remaining lease term-operating leases	5.80
Weighted-average discount rate-operating leases	9.33%

Contractual Obligations

The following table summarizes the Company’s contractual obligations as of December 31, 2022, and the effects that such obligations are expected to have on its liquidity and cash flows in future periods (in thousands):

Maturity of Contractual Obligations
Years Ended December 31,	Operating Leases
2023	4,564
2024	3,535
2025	2,224
2026	1,992
2027	1,668
Thereafter	6,268
Total payments	20,251
Less: imputed interest	(5,969)
Less: foreign exchange (gain)/loss	463
Total	$14,745

The Company recorded rent expense of $15.4 million and $4.2 million for the years ended December 31, 2021 and 2020, prior to the adoption of ASC 842.

Indemnification Agreements

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnification. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future. To date, the Company has not paid any claims or been required to defend any action related to its indemnification obligations. However, the Company may record charges in the future as a result of these indemnification obligations.

In accordance with the Articles of Association in force on December 31, 2022, the Company has indemnification obligations to its officers and directors for certain events or occurrences, subject to certain limits, while they are serving at the Company’s request in such capacity. There have been no claims to date, and the Company has director and officer insurance that may enable it to recover a portion of any amounts paid for future potential claims.